Revenue	6 Months Ended
Jun. 30, 2024
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Revenues are recognized when control of the promised goods or services is transferred to customers in an amount that reflects the consideration Former Six Flags expected to be entitled to in exchange for those goods or services. Sales and other taxes that are collected concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expense.
The following tables present revenues disaggregated by contract duration for the three and six month periods ended June 30, 2024 and July 2, 2023, respectively. Long-term and short-term contracts consist of contracts with customers with terms greater than one year and less than or equal to one year, respectively.

	Three Months Ended June 30, 2024
(Amounts in thousands)	Park Admissions	Park Food, Merchandise and Other	Sponsorship, International Agreements and Accommodations	Total
Long-term contracts	$21,045	$3,312	$8,613	$32,970
Short-term contracts and other(1)	207,185	191,968	6,370	405,523
Total revenues	$228,230	$195,280	$14,983	$438,493

	Three Months Ended July 2, 2023
(Amounts in thousands)	Park Admissions	Park Food, Merchandise and Other	Sponsorship, International Agreements and Accommodations	Total
Long-term contracts	$12,066	$1,423	$6,807	$20,296
Short-term contracts and other (1)	226,897	189,369	7,145	423,411
Total revenues	$238,963	$190,792	$13,952	$443,707

	Six Months Ended June 30, 2024
(Amounts in thousands)	Park Admissions	Park Food, Merchandise and Other	Sponsorship, International Agreements and Accommodations	Total
Long-term contracts	$34,920	$4,368	$10,572	$49,860
Short-term contracts and other(1)	264,111	245,309	12,504	521,924
Total revenues	$299,031	$249,677	$23,076	$571,784

	Six Months Ended July 2, 2023
(Amounts in thousands)	Park Admissions	Park Food, Merchandise and Other	Sponsorship, International Agreements and Accommodations	Total
Long-term contracts	$16,927	$1,963	$13,570	$32,460
Short-term contracts and other (1)	298,339	241,615	13,483	553,437
Total revenues	$315,266	$243,578	$27,053	$585,897
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(1)Other revenues primarily include sales of single-use tickets and short-term transactional sales for which Former Six Flags has the right to invoice.
Long-term Contracts
As of December 31, 2023, $89.2 million of unearned revenue associated with outstanding long-term contracts was reported in "Deferred revenue," of which $44.4 million and $48.8 million was recognized as revenue for long-term contracts during the three and six months ended June 30, 2024, respectively. As of June 30, 2024, the total unearned amount of revenue for remaining long-term contract performance obligations was $67.8 million. As of January 1, 2023, $33.5 million of unearned revenue associated with outstanding long-term contracts was reported in "Deferred revenue," of which $8.6 million and $20.8 million was recognized as revenue for long-term contracts during the three and six months ended July 2, 2023, respectively. As of July 2, 2023, the total unearned amount of revenue for remaining long-term contract performance obligations was $27.5 million.
As of June 30, 2024, Former Six Flags expected to recognize estimated revenue for partially or wholly unsatisfied performance obligations on long-term contracts of approximately $54.5 million in the remainder of 2024, $7.9 million in 2025, $5.5 million in 2026, $4.5 million in 2027, and $9.6 million in 2028 and thereafter.